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                                                                      Exhibit 24

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATE
                               POWER OF ATTORNEY

    The undersigned director of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint each of Jay M. Fife, Donald C. Burke and Daniel A. Moonay, acting individually, her true and lawful attorney-in-fact and agent, each with full power to act without the others, for her and in her name, place and stead, in any and all capacities, to do any and all acts and things, and execute in her name any and all instruments, which said attorneys-in-fact and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Corporate Income Fund; Defined Asset Funds; Equity Investor Fund; The Stripped ("Zero") U.S. Treasury Securities Fund; Government Securities Income Fund; The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities; Municipal Investment Trust Fund or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which the Corporation, alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign her name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of the said Acts in respect to such units and trusts, any amendment (including post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys-in-fact shall have, and may exercise, without the others, all the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this power of attorney as of this 29 day of April, 2005.

                                                 /s/ Candace E. Browning

                                          --------------------------------------
                                                   Candace E. Browning
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               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               POWER OF ATTORNEY

    The undersigned director of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint each of Jay M. Fife, Donald C. Burke and Daniel A. Moonay, acting individually, his true and lawful attorney-in-fact and agent, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys-in-fact and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Corporate Income Fund; Defined Asset Funds; Equity Investor Fund; The Stripped ("Zero") U.S. Treasury Securities Fund; Government Securities Income Fund; The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities; Municipal Investment Trust Fund or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which the Corporation, alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of the said Acts in respect to such units and trusts, any amendment (including post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys-in-fact shall have, and may exercise, without the others, all the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this power of attorney as of this 29 day of April, 2005.

                                                  /s/ Gregory J. Fleming

                                          --------------------------------------
                                                    Gregory J. Fleming
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               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               POWER OF ATTORNEY

    The undersigned director of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint each of Jay M. Fife, Donald C. Burke and Daniel A. Moonay, acting individually, his true and lawful attorney-in-fact and agent, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys-in-fact and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Corporate Income Fund; Defined Asset Funds; Equity Investor Fund; The Stripped ("Zero") U.S. Treasury Securities Fund; Government Securities Income Fund; The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities; Municipal Investment Trust Fund or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which the Corporation, alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of the said Acts in respect to such units and trusts, any amendment (including post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys-in-fact shall have, and may exercise, without the others, all the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this power of attorney as of this 29 day of April, 2005.

                                                      /s/ Do Woo Kim

                                          --------------------------------------
                                                        Do Woo Kim
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               MERRILL LYNCH. PIERCE. FENNER & SMITH INCORPORATED
                               POWER OF ATTORNEY

    The undersigned director of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint each of Jay M. Fife, Donald C. Burke and Daniel A. Moonay, acting individually, his true and lawful attorney-in-fact and agent, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys-in-fact and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Corporate Income Fund; Defined Asset Funds; Equity Investor Fund; The Stripped ("Zero") U.S. Treasury Securities Fund; Government Securities Income Fund; The Merrill Lynch Fund of Stripped ("Zero") US. Treasury Securities; Municipal Investment Trust Fund or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which the Corporation, alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of the said Acts in respect to such units and trusts, any amendment (including post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys-in-fact shall have, and may exercise, without the others, all the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this power of attorney as of this 29th day of April, 2005.

                                                  /s/ Carlos M. Morales

                                          --------------------------------------
                                                    Carlos M. Morales